UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 17, 2008

EMPLOYERS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671
No change since last report (Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2008, Employers Holdings, Inc. ("Employers Holdings") entered into an employment agreement with each of the following four executives:  Douglas D. Dirks, Chief Executive Officer; Ann W. Nelson, Executive Vice President, Corporate and Public Affairs; Lenard T. Ormsby, Executive Vice President, Chief Legal Officer and General Counsel; and William E. Yocke, Executive Vice President and Chief Financial Officer.  On December 17, 2008, Employers Insurance Company of Nevada ("Employers Insurance") entered into an employment agreement with Martin J. Welch, President and Chief Operating Officer.

These executives were parties to employment agreements that needed to be amended no later than December 31, 2008 to comply with deferred compensation legislation under section 409A of the Internal Revenue Code of 1986, as amended (the "Code").  In addition, the existing employment agreements with Messrs. Ormsby, Welch and Yocke and Ms. Nelson were scheduled to expire on December 31, 2008.  In light of the requirement to amend the agreements with all of the executives, and in the interests of keeping these agreements substantially similar in form, either Employers Holdings or Employers Insurance, as applicable, entered into new agreements with each of the executives.

The following description summarizes the employment agreements for these executives; however, the summaries do not purport to be complete and are qualified in their entirety by reference to the copies of the employment agreements, each of which are attached hereto and incorporated by reference herein.

Employment Agreement with Douglas D. Dirks

The term of Mr. Dirks' employment agreement will commence on January 1, 2009 and will continue for four years until December 31, 2012, thereafter to renew automatically for successive two-year periods, unless either he or Employers Holdings gives written notice to the other party no later than six months prior to the expiration of the initial term or any successive term, as applicable, of an intent not to renew the agreement or the agreement is terminated earlier in accordance with its terms.

During the term of his employment agreement, Mr. Dirks will receive an annual base salary of not less than $675,000, subject to review and adjustment.  Mr. Dirks also will receive an annual incentive based on his and Employers Holdings' performance, as determined in the sole discretion of the board of directors of Employers Holdings (the "Board") or a committee thereof, with a minimum target percentage of 70% of his annual base salary.  In addition, to the extent not duplicative of other benefits provided by the employment agreement, Mr. Dirks will be entitled to (i) the compensation and benefits that are provided generally to other senior officers of Employers Holdings at a level determined in the sole discretion of the Board or a committee thereof, (ii) all perquisites generally provided from time to time to other similarly situated officers of Employers Holdings and (iii) an automobile allowance of $1,300 per month, life insurance in an amount equal to three times Mr. Dirks' base salary and an annual executive physical examination as part of Employers Holdings' executive wellness program.

If, during the term of his employment agreement, Mr. Dirks' employment is terminated other than for (a) death, (b) disability or (c) by Employers Holdings for cause, in each case, other than either during the 24-month period following a change in control of Employers Holdings or during the six-month period prior to, but in connection with, a change in control of Employers Holdings, then he will be entitled to (i) severance payment equal to two times his base salary payable in bi-weekly installments for 24 months and (ii) continued medical, dental and vision insurance coverage for 18 months following the termination date.

If, during the term of his employment agreement, Mr. Dirks terminates his employment for good reason or his employment is terminated for any reason other than (a) death, (b) disability or (c) by Employers Holdings for cause, in each case, either within 24 months following a change in control of Employers Holdings or within six months prior to, but in connection with, a change in control of Employers Holdings, then he will be entitled to receive (i) a lump sum cash payment equal to three times the sum of (x) his base salary and (y) the average of the annual bonus amounts he earned for the three years preceding the year in which the change in control occurs or, if the termination date is before January 1, 2010, the average of the annual bonus amounts he earned in 2007 and 2008, and (ii) continued medical, dental and vision insurance coverage for 18 months following the termination date.  In addition, if Mr. Dirks will be subject to a golden parachute excise tax imposed under section 4999 of the Code, then he will be entitled to payment in an amount that is necessary to place Mr. Dirks in the same after-tax financial position that he would have been in if he had not been subject to this excise tax (the "Gross-Up Payment").  However, if payments and benefits to which Mr. Dirks is entitled by reason of the change in control do not exceed 110% of the largest amount that would result in no portion of these benefits and compensation being subject to the excise tax, then Mr. Dirks will not be entitled to a Gross-Up Payment, and instead his payments and benefits will be reduced so that he is not subject to the excise tax.

In exchange for the severance compensation and other benefits, if Mr. Dirks or Employers Holdings terminates Mr. Dirks' employment for any reason other than his death or disability (whether or not during the term of his employment), Mr. Dirks will be subject to certain non-competition and non-solicitation restrictions for 24 months after the termination date, in addition to other restrictive covenants.  Additionally, Mr. Dirks will be required to sign a global release of liability.  Moreover, if Mr. Dirks' employment is terminated (a) during the term of his agreement by him for other than good reason, death or disability, or (b) following the expiration of the term (by either him or Employers Holdings) for any reason other than (i) by Employers Holdings for cause or (ii) by reason of his death or disability, then Mr. Dirks will be entitled to non-competition payments equal to two times his base salary payable in bi-weekly installments for 24 months following his termination of employment.  If the non-competition provisions in his employment agreement are nonenforceable, however, then Mr. Dirks will not be entitled to any unpaid non-competition payments.

Employment Agreement with Martin J. Welch

The term of Mr. Welch's employment agreement will commence on January 1, 2009 and will continue for three years until December 31, 2011, thereafter to renew automatically for successive two-year periods, unless either he or Employers Insurance gives written notice to the other party no later than six months prior to the expiration of the initial term or any successive term, as applicable, of an intent not to renew the agreement or the agreement is terminated earlier in accordance with its terms.

During the term of his employment agreement, Mr. Welch will receive an annual base salary of not less than $420,000, subject to review and adjustment.  Mr. Welch also will receive an annual incentive based on his and Employers Insurance's performance, as determined in the sole discretion of the board of directors of Employers Insurance or a committee thereof, with a minimum target percentage of not less than 70% of his annual base salary.  In addition, to the extent not duplicative of other benefits provided by the employment agreement, Mr. Welch will be entitled to (i) compensation and benefits that are provided generally to other senior officers of Employers Insurance at a level determined in the sole discretion of the board of directors of Employers Insurance or a committee thereof, (ii) all perquisites generally provided from time to time to other similarly situated officers of Employers Insurance and (iii) an automobile allowance of $1,200 per month, life insurance in an amount equal to three times Mr. Welch's base salary and an annual executive physical examination as part of Employers Insurance's executive wellness program.

If, during the term of his employment agreement, Mr. Welch terminates his employment for good reason or his employment is terminated for other than (a) death, (b) disability or (c) by Employers Insurance for cause, in each case, other than either during the 18-month period following a change in control of Employers Insurance or during the six-month period prior to, but in connection with, a change in control of Employers Insurance, Mr. Welch will be entitled to (i) severance payment equal to one times his base salary payable in bi-weekly installments for 12 months and (ii) continued medical, dental and vision insurance coverage for 12 months following the termination date.

If, during the term of Mr. Welch's employment agreement, he terminates his employment for good reason or his employment is terminated for any reason other than (a) death, (b) disability or (c) by Employers Insurance for cause, in each case, either within 18 months following a change in control of Employers Insurance or within six months prior to, but in connection with, a change in control of Employers Insurance, Mr. Welch will be entitled to receive (i) a lump sum cash payment equal to two times the sum of (x) his base salary and (y) the average of the annual bonus amounts earned by Mr. Welch for the three years preceding the year in which the change in control occurs or, if the termination is before January 1, 2010, the average of the annual bonus amounts earned by Mr. Welch in 2007 and 2008, and (ii) continued medical, dental and vision insurance coverage for 18 months following the date of termination.  In addition, if Mr. Welch will be subject to a golden parachute excise tax imposed under section 4999 of the Code, then he will be entitled to a Gross-Up Payment.  However, if  payments and benefits to which Mr. Welch is entitled by reason of the change in control do not exceed 110% of the largest amount that would result in no portion of these benefits and compensation being subject to the excise tax, then Mr. Welch will not be entitled to a Gross-Up Payment, and instead his payments and benefits will be reduced so that he is not subject to the excise tax.

In exchange for the severance compensation and other benefits, if Mr. Welch or Employers Insurance terminates Mr. Welch's employment for any reason other than his death or disability (whether or not during the term of his employment), Mr. Welch will be subject to non-competition restrictions for 12 months and non-solicitation restrictions for 18 months after the termination date in addition to other restrictive covenants.  Additionally, Mr. Welch will be required to sign a global release of liability.  Moreover, if Mr. Welch's employment is terminated (a) during the term of his agreement by him for other than good reason, death or disability or (b) following the expiration of the term (by either him or Employers Insurance) for any reason other than (i) by Employers Insurance for cause or (ii) by reason of his death or disability, then Mr. Welch will be entitled to non-competition payments equal to two times his base salary payable in bi-weekly installments for 12 months following his termination of employment.  Finally, if following the one-year anniversary of the date of termination of Mr. Welch's employment, (x) Mr. Welch continues to satisfy the restrictions in the non-competition covenant in his employment agreement and (y) Mr. Welch's employment had been terminated whether or not during the term for any reason other than by Employers Insurance for cause, by reason of his death or disability or by him for good reason, then:  (A) if his termination had occurred during the term, he will continue to receive the severance payments and health insurance medical benefits described above generally starting from the one-year anniversary of his termination of employment, and (B) if such termination occurred after the term, Mr. Welch will continue to receive the non-competition payments and benefits described above generally starting from the one-year anniversary of his termination of employment, in either case, for the shorter of an additional six months or until Mr. Welch engages in activities that no longer satisfy the restrictions in the non-competition covenant.  If the non-competition provisions in his employment agreement are nonenforceable, however, then Mr. Welch will not be entitled to any unpaid non-competition payments or benefits.

Employment Agreements with Lenard T. Ormsby, Ann W. Nelson and William E. Yocke

The term of each of these employment agreements will commence on January 1, 2009 and will continue for three years until December 31, 2011, thereafter to renew automatically for successive two-year periods, unless either the executive or Employers Holdings gives written notice to the other party no later than six months prior to the expiration of the initial term or any successive term, as applicable, of an intent not to renew the agreement or the agreement is terminated earlier in accordance with its terms.

During the terms of their employment agreements, each of Mr. Ormsby, Ms. Nelson and Mr. Yocke will receive an annual base salary of  $355,000, $235,000  and $365,000, respectively, subject to review and adjustment.  The executives will also be entitled to an annual incentive during the term of the agreements, based on the executive's and Employers Holdings' performance, as determined in the sole discretion of the Board or a committee thereof.  The amount of their minimum annual incentive target percentage will be not less than the following percentages of the respective executive's base salary: 45% for each of Ms. Nelson and Mr. Ormsby and 55% for Mr. Yocke.  Furthermore, to the extent not duplicative of the specific benefits granted by his or her employment agreement, each executive will be entitled to (i) the compensation and benefits provided generally to senior officers of Employers Holdings at a level determined in the sole discretion of the Board or a committee thereof, (ii) all perquisites provided to other similarly situated officers of Employers Holdings and (iii) an automobile allowance of $1,200 per month, life insurance in an amount equal to three times the executive's base salary and an annual executive physical examination as part of Employers Holdings' executive wellness program.

If, during the term of his or her employment agreement, an executive terminates his employment for good reason or his or her employment is terminated for any reason other than (a) death, (b) disability or (c) by Employers Holdings for cause, in each case, other than either during the 18-month period following a change in control of Employers Holdings or during the six-month period prior to, but in connection with, a change in control of Employers Holdings, the executive will receive (i) severance payment equal to one and a half times his or her base salary payable in bi-weekly installments for 18 months and (ii) continued medical, dental and vision insurance coverage for 18 months following the termination date.

If, during the term of his or her employment agreement, an executive terminates his or her employment for good reason or his or her employment is terminated for any reason other than (a) death, (b) disability or (c) by Employers Holdings for cause, in each case, either within 18 months following a change in control or within six months prior to, but in connection with, a change in control, the executive will receive (i) a lump sum cash payment equal to two times the sum of (x) the executive's base salary and (y) the average of the annual bonus amounts earned by the executive for the three years preceding the year in which the change in control occurs or, if the termination date is before January 1, 2010, the average of the annual bonus amounts earned by the executive in 2007 and 2008, and (ii) continued medical, dental and vision insurance coverage for 18 months following the termination date.  In addition, if the executive will be subject to a golden parachute excise tax imposed under section 4999 of the Code, then the executive will be entitled to a Gross-Up Payment.  However, if payments and benefits to which the executive is entitled by reason of the change in control do not exceed 110% of the largest amount that would result in no portion of these benefits and compensation being subject to the excise tax, then the executive will not be entitled to a Gross-Up Payment, and instead the executive's payments and benefits will be reduced so that the executive is not subject to the excise tax.

In exchange for the severance compensation and the other benefits, if the executive or Employers Holdings terminates the executive's employment for any reason other than the executive's death or disability during the term of his or her employment agreement, then the executive will be subject to certain non-competition and non-solicitation restrictions for 18 months after the termination date in addition to other restrictive covenants.  Additionally, the executive will be required to sign a global release of liability.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Employment Agreement by and between Employers Holdings, Inc. and Douglas D. Dirks, dated December 17, 2008 and effective as of January 1, 2009.
10.2	Employment Agreement by and between Employers Holdings, Inc. and Ann W. Nelson, dated December 17, 2008 and effective as of January 1, 2009.
10.3	Employment Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated December 17, 2008 and effective as of January 1, 2009.
10.4	Employment Agreement by and between Employers Insurance Company of Nevada and Martin J. Welch, dated December 17, 2008 and effective as of January 1, 2009.
10.5	Employment Agreement by and between Employers Holdings, Inc. and William E. Yocke, dated December 17, 2008 and effective as of January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Legal Officer and General Counsel

Dated:  December 23, 2008

Exhibit Index

Exhibit No.	Exhibit
10.1	Employment Agreement by and between Employers Holdings, Inc. and Douglas D. Dirks, dated December 17, 2008 and effective as of January 1, 2009.
10.2	Employment Agreement by and between Employers Holdings, Inc. and Ann W. Nelson, dated December 17, 2008 and effective as of January 1, 2009.
10.3	Employment Agreement by and between Employers Holdings, Inc. and Lenard T. Ormsby, dated December 17, 2008 and effective as of January 1, 2009.
10.4	Employment Agreement by and between Employers Insurance Company of Nevada and Martin J. Welch, dated December 17, 2008 and effective as of January 1, 2009.
10.5	Employment Agreement by and between Employers Holdings, Inc. and William E. Yocke, dated December 17, 2008 and effective as of January 1, 2009.